Income Taxes	3 Months Ended
Jan. 31, 2021
Text Block [Abstract]
Income Taxes
Note 10: Income Taxes
The Canada Revenue Agency (CRA) has reassessed us for additional income tax and interest in an amount of approximately $941 million, to date, in respect of certain 2011-2015 Canadian corporate dividends. In its reassessments, the CRA denied dividend deductions on the basis that the dividends were received as part of a “dividend rental arrangement”. The tax rules raised by the CRA were prospectively addressed in the 2015 and 2018 Canadian Federal Budgets. In the future, we expect to be reassessed for significant income tax for similar activities in subsequent years. We remain of the view that our tax filing positions were appropriate and intend to challenge all reassessments. However, if such challenges are unsuccessful, the additional expense would negatively impact our net income.